EXHIBIT 15

                     CONSENT OF INDEPENDENT AUDITORS LETTER




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                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the heading "Experts" and to the use of our report dated October 15, 1999 with reference to our audit of the consolidated financial statements of cyberuni.org, inc., as of July 31, 1999 and for the initial period then ended, in the Registration Statement on Form SB-1 Amendment-1 and related Prospectus dated __________, 2000.

                                             /s/ Hollander, Lumer & Co., LLP
                                             -------------------------------
Los Angeles, California                      HOLLANDER, LUMER & CO., LLP

June 15, 2000




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